                                                                    EXHIBIT 99.1

                             LETTER OF TRANSMITTAL

                               OFFER TO EXCHANGE
                          7.10% SENIOR NOTES DUE 2003
                FOR ALL OUTSTANDING 7.10% SENIOR NOTES DUE 2003
                                      AND
                          7.45% SENIOR NOTES DUE 2008
                FOR ALL OUTSTANDING 7.45% SENIOR NOTES DUE 2008
                                       OF

                             BECKMAN COULTER, INC.

              PURSUANT TO THE PROSPECTUS, DATED APRIL      , 1998

 THE EXCHANGE OFFER WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME ON           ,
                             1998 UNLESS EXTENDED.

           To: The First National Bank of Chicago, The Exchange Agent

                        By Registered or Certified Mail:

                       The First National Bank of Chicago
                             One North State Street
                                   9th Floor
                            Chicago, Illinois 60602

                             By Overnight Delivery:
                       The First National Bank of Chicago
                             One North State Street
                                   9th Floor
                            Chicago, Illinois 60602
                               By Hand Delivery:
                       The First National Bank of Chicago
                             One North State Street
                                   9th Floor
                            Chicago, Illinois 60602

                                 By Facsimile:

                                 (312) 407-4656

                             Confirm by Telephone:

                                 (312) 407-2068

     DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION VIA A FACSIMILE NUMBER OTHER THAN TO THE ONE LISTED ABOVE WILL NOT CONSTITUTE A VALID DELIVERY. THE INSTRUCTIONS ACCOMPANYING THIS LETTER OF TRANSMITTAL SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED.

     The undersigned hereby acknowledges receipt of the Prospectus dated April
     , 1998 (the "Prospectus") of Beckman Coulter, Inc., a Delaware corporation (the "Company"), and this Letter of Transmittal (the "Letter of Transmittal"), which together with the Prospectus constitute the Company's offer (the "Exchange Offer") to exchange (i) its outstanding 7.10% Senior Notes due 2003 (the "Initial 2003 Notes"), of which an aggregate of $160,000,000 in principal amount is outstanding, for an equal principal amount of newly issued 7.10% Senior Notes due 2003 (the "Exchange 2003 Notes"), and (ii) its outstanding 7.45% Senior Notes due 2008 (the "Initial 2008 Notes" and together with the Initial 2003 Notes, the "Initial Notes"), of which an aggregate of $240,000,000 in principal amount is outstanding, for an equal principal amount of newly issued 7.45% Senior Notes due 2008 (the "Exchange 2008 Notes" and together with the Exchange 2003 Notes, the "Exchange Notes"), which Exchange Notes have been registered under the Securities Act of 1933, as amended (the "Securities Act"), pursuant to a Registration Statement of which the Prospectus is a part. Capitalized terms used but not defined herein have the meanings ascribed to them in the Prospectus.

     This Letter of Transmittal is to be completed by a Holder of Initial Notes if (i) certificates representing the Initial Notes are to be forwarded herewith or (ii) delivery of Initial Notes is to be made by book-entry transfer to the account maintained by the Exchange Agent at The Depository Trust Company ("DTC"). Holders whose Initial Notes are not immediately available, or who cannot deliver their Initial Notes or who are unable to complete the procedure for book-entry transfer of their Initial Notes on a timely basis (a "Book-Entry Confirmation") must tender their Initial Notes and this Letter of Transmittal in accordance with the guaranteed delivery procedures set forth under the heading "The Exchange Offer--Guaranteed Delivery Procedures" in the Prospectus. DELIVERY OF DOCUMENTS TO DTC DOES NOT CONSTITUTE DELIVERY TO THE EXCHANGE AGENT.

     The term "Holder" with respect to the Exchange Offer means any person in whose name Initial Notes are registered on the books of the Company or any other person who has obtained a properly completed bond power from the registered holder. The undersigned has completed, executed and delivered this Letter of Transmittal to indicate the action the undersigned desires to take with respect to the Exchange Offer. Holders who wish to tender their Initial Notes must complete this Letter of Transmittal in its entirety.

                 PLEASE READ THIS ENTIRE LETTER OF TRANSMITTAL
                   CAREFULLY BEFORE COMPLETING ANY BOX BELOW
--------------------------------------------------------------------------------
                                     BOX 1

------------------------------------------------------------------------------------------------------------------------
                                                                                AGGREGATE           PRINCIPAL AMOUNT
      NAME(S) AND ADDRESS(ES) OF HOLDER(S) OF                               PRINCIPAL AMOUNT        TENDERED** (MUST
                   INITIAL NOTES                         CERTIFICATE         REPRESENTED BY          BE IN INTEGRAL
             (PLEASE FILL IN, IF BLANK)                  NUMBER(S)*          CERTIFICATE(S)*       MULTIPLE OF $1,000)
------------------------------------------------------------------------------------------------------------------------
                                       DESCRIPTION OF INITIAL 2003 NOTES TENDERED
------------------------------------------------------------------------------------------------------------------------

                                                       --------------------------------------------------------------

                                                       --------------------------------------------------------------

                                                       --------------------------------------------------------------
                                                            Total
------------------------------------------------------------------------------------------------------------------------
                                       DESCRIPTION OF INITIAL 2008 NOTES TENDERED
------------------------------------------------------------------------------------------------------------------------

                                                       --------------------------------------------------------------

                                                       --------------------------------------------------------------

                                                       --------------------------------------------------------------
                                                            Total
------------------------------------------------------------------------------------------------------------------------
  * Need not be completed by Holders tendering by book-entry transfer (see below).
 ** Unless otherwise indicated in the column labeled "Principal Amount Tendered," any tendering Holder of Initial Notes will be deemed to have tendered the entire aggregate principal amount set forth in the column labeled "Aggregate
 Principal Amount Represented by Certificate(s)." If the space provided above is inadequate, list the certificate numbers and principal amounts on a separate signed schedule and affix the list to this Letter of Transmittal. The minimum permitted tender is $1,000 in principal amount of Initial Notes. All other tenders must be in integral multiples of $1,000.
------------------------------------------------------------------------------------------------------------------------

[ ]  CHECK HERE IF TENDERED INITIAL NOTES ARE ENCLOSED HEREWITH.

[ ] CHECK HERE IF TENDERED INITIAL NOTES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO THE ACCOUNT MAINTAINED BY THE EXCHANGE AGENT WITH DTC AND COMPLETE THE FOLLOWING (FOR USE BY ELIGIBLE INSTITUTIONS (AS DEFINED HEREIN) ONLY):

    Name of Tendering Institution

    Account Number ________________________ Transaction Code Number

[ ] CHECK HERE IF TENDERED INITIAL NOTES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY ENCLOSED HEREWITH AND COMPLETE THE FOLLOWING (FOR USE BY ELIGIBLE INSTITUTIONS ONLY):

    Name(s) of Registered Holders

    Date of Execution of Notice of Guaranteed Delivery

    Window Ticket Number (if available)

    Name of Institution which Guaranteed Delivery

    Account Number (if delivered by book-entry transfer)

                       SIGNATURES MUST BE PROVIDED BELOW
              PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

Ladies and Gentlemen:

     Upon the terms and subject to the conditions of the Exchange Offer described in the Prospectus and this Letter of Transmittal, the undersigned hereby tenders to the Company the principal amount of Initial Notes indicated in Box 1 above. Subject to, and effective upon, the acceptance for exchange of the tendered Initial Notes, the undersigned hereby exchanges, assigns, and transfers to, or upon the order of the Company, all right, title, and interest in, to and under the tendered Initial Notes. Each DTC participant transmitting by means of DTC a computer-generated message forming part of a Book-Entry Confirmation, on behalf of itself and the beneficial owner of the Initial Notes tendered thereby, acknowledges receipt of the Prospectus and this Letter of Transmittal and agrees to be bound by the terms and conditions of the Exchange Offer as set forth in the Prospectus and this Letter of Transmittal.

     The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, exchange, assign, and transfer the tendered Initial Notes and that the Company will acquire good and unencumbered title thereto, free and clear of all liens, restrictions, charges, encumbrances, and adverse claims when the tendered Initial Notes are acquired by the Company as contemplated herein. The undersigned and each beneficial owner of Initial Notes tendered by the undersigned will, upon request, execute and deliver any additional documents reasonably requested by the Company as necessary or desirable to complete and give effect to the transactions contemplated hereby.

     The undersigned hereby irrevocably constitutes and appoints the Exchange Agent as the true and lawful agent and attorney in fact of the undersigned with respect to the tendered Initial Notes, with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest), to (i) deliver the tendered Initial Notes to the Company or cause ownership of the tendered Initial Notes to be transferred to, or upon the order of, the Company, and deliver all accompanying evidences of transfer and authenticity to, or upon the order of, the Company upon receipt by the Exchange Agent, as the undersigned's agent, of the Exchange Notes to which the undersigned is entitled upon the acceptance by the Company of the tendered Initial Notes pursuant to the Exchange Offer, and (ii) receive all benefits and otherwise exercise all rights of beneficial ownership of the tendered Initial Notes, all in accordance with the terms of the Exchange Offer.

     The undersigned also acknowledges that this Exchange Offer is being made by the Company in reliance on an interpretation by the staff of the Securities and Exchange Commission (the "Commission"), as set forth in certain no-action letters to third parties, that the Exchange Notes issued in exchange for the tendered Initial Notes pursuant to the Exchange Offer may be offered for resale, resold and otherwise transferred by Holders thereof (other than a broker-dealer, as set forth below, or any such Holder that is an "affiliate" of the Company within the meaning of Rule 405 under the Securities Act), without compliance with the registration and prospectus delivery provisions of the Securities Act, provided that such Exchange Notes are acquired in the ordinary course of such Holder's business and such Holders have no arrangement with any person to participate in the distribution (within the meaning of the Securities Act) of such Exchange Notes. By tendering, each Holder of Initial Notes represents to the Company that (i) any Exchange Notes acquired in exchange for Initial Notes tendered hereby will have been acquired in the ordinary course of business of the undersigned or such other beneficial owner(s) ("Beneficial Owner(s)") receiving such Exchange Notes; (ii) neither the undersigned nor any Beneficial Owner has an arrangement with any person to participate in the distribution of such Exchange Notes; (iii) the undersigned and each Beneficial Owner acknowledge and agree that any person who is a broker-dealer registered under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or is participating in the Exchange Offer for the purpose of distributing the Exchange Notes must comply with the registration and prospectus delivery requirements of the Securities Act in connection with a secondary resale transaction of the Exchange Notes or interests therein acquired by such person and cannot rely on the position of the staff of the Commission set forth in certain no-action letters,
(iv) the undersigned and each Beneficial Owner understand that a secondary resale transaction described in clause (iii) above and any resales of Exchange Notes or interests therein obtained by such Holder in exchange for Initial Notes or interests therein originally acquired by such Holder directly from the Company should be covered by an effective registration statement containing the selling security Holder information required by Item 507 or Item 508, as applicable, of Regulation S-K of the Commission and (v) neither the undersigned nor any Beneficial Owner is an "affiliate," as defined in Rule 405 under the Securities Act, of the Company. By tendering, each Holder of Initial Notes that is a broker-dealer (whether or not it is also an "affiliate") that will receive Exchange Notes for its own account pursuant to the Exchange Offer, represents that the Initial Notes to be exchanged for the Exchange Notes were acquired by it as a result of market-making activities or other trading activities, and acknowledges that it will deliver a prospectus meeting the requirements of the Securities Act in connection with any resale of such Exchange Notes; however, by so acknowledging and by delivering a prospectus, the Holder will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act.

     The undersigned understands that tenders of Initial Notes pursuant to the procedures described under the captions "The Exchange Offer--Procedures for Tendering" in the Prospectus and in the instructions hereto will constitute a binding agreement between the undersigned and the Company upon the terms and subject to the conditions of the Exchange Offer, subject only to withdrawal of such tenders on the terms set forth in the Prospectus under the caption "The Exchange Offer--Withdrawal of Tenders." All authority herein conferred or agreed to be conferred shall survive the death or incapacity of the undersigned and any Beneficial Owner(s), and every obligation of the undersigned or any Beneficial Owners hereunder shall be binding upon the heirs, representatives, successors, and assigns of the undersigned and such Beneficial Owner(s).

     If any tendered Initial Notes are not accepted for exchange pursuant to the Exchange Offer for any reason, certificates for any such unaccepted Initial Notes will be returned, without expense, to the undersigned at the address shown below or at such different address as may be indicated herein under "Special Issuance Instructions" as promptly as practicable after the Expiration Date.

     Unless otherwise indicated under "Special Issuance Instructions," the Company will issue the certificates representing the Exchange Notes issued in exchange for the Initial Notes accepted for exchange and return any Initial Notes not tendered or not exchanged, in the name(s) of the undersigned. Similarly, unless otherwise indicated under "Special Delivery Instructions," the Company will send the certificates representing the Exchange Notes issued in exchange for the Initial Notes accepted for exchange and any certificates for Initial Notes not tendered or not exchanged (and accompanying documents, as appropriate) to the undersigned at the address shown below the undersigned's signature(s). In the event that both "Special Issuance Instructions" and "Special Delivery Instructions" are completed, the Company will issue the certificates representing the Exchange Notes issued in exchange for the Initial Notes accepted for exchange in the name(s) of, and return any Initial Notes not tendered or not exchanged, and send said certificates to the person(s) so indicated. The undersigned recognizes that the Company has no obligation pursuant to the "Special Issuance Instructions" and "Special Delivery Instructions" to transfer any Initial Notes from the name of the registered Holder(s) hereof if the Company does not accept for exchange any of the tendered Initial Notes.

     Holders of Initial Notes who wish to tender their Initial Notes and (i) whose Initial Notes are not immediately available, or (ii) who cannot deliver their Initial Notes, this Letter of Transmittal or any other documents required hereby to the Exchange Agent prior to the Expiration Date (or who cannot comply with the book-entry transfer procedure on a timely basis) may tender their Initial Notes according to the guaranteed delivery procedures set forth in the Prospectus under the heading "The Exchange Offer--Guaranteed Delivery Procedures."

     IN ORDER TO VALIDLY TENDER INITIAL NOTES FOR EXCHANGE, A HOLDER OF INITIAL NOTES MUST COMPLETE, EXECUTE AND DELIVER THIS LETTER OF TRANSMITTAL.

-------------------------------------------------------------------------------------------------------------------
                                                       BOX 2
                                            TENDERING HOLDER SIGNATURE
                                            (SEE INSTRUCTIONS 1 AND 5)
-------------------------------------------------------------------------------------------------------------------

    X                                                         SIGNATURE GUARANTEE
    (Signature(s) of Registered Holder(s) or                  (If required by Instruction 5)
    Authorized Signatory)                                     X
    Date:                                                     (Authorized Signature)
    X
    (Signature(s) of Registered Holder(s) or                  (Name)
    Authorized Signatory)
    Date:                                                     (Title)
    The above lines must be signed by the registered
    Holder(s) of Initial Notes exactly as their name(s)       (Name of Firm)
    appear(s) on the Initial Notes or by person(s)            Date:
    authorized to become registered Holder(s) by a
    properly completed bond power from the registered
    Holder(s), a copy of which must be transmitted with
    this Letter of Transmittal. If Initial Notes to which
    this Letter of Transmittal relate are held of record
    by two or more joint Holders, then all such Holders
    must sign this Letter of Transmittal. If signature is
    by a trustee, executor, administrator, guardian,
    attorney-in-fact, officer, or other person acting in
    a fiduciary or representative capacity, such person
    must (i) set forth his or her full title below and
    (ii) unless waived by the Company, submit evidence
    satisfactory to the Company of such person's
    authority so to act. See Instruction 5.
    Name(s):
    Capacity:
    Street Address:
                     (include zip code)
    Area Code and Telephone Number:
    Tax Identification or Social Security Number:
    Please Complete Substitute Form W-9
-------------------------------------------------------------------------------------------------------------------

                                     BOX 3
                           (SEE INSTRUCTIONS 5 AND 6)
--------------------------------------------------------------------------------

SPECIAL ISSUANCE INSTRUCTIONS                   SPECIAL DELIVERY INSTRUCTIONS
     To be completed ONLY (i) if                To be completed ONLY if certificates
certificates for Initial Notes in a             for Initial Notes in a principal amount
principal amount not accepted are to be         not accepted issued in the name of the
issued in the name of someone other             person whose signature appears on the
than the person whose signature appears         face of this Letter of Transmittal are
on the face of this Letter of                   to be sent to someone other than such
Transmittal or (ii) if Initial Notes            person or to such person at an address
tendered by book-entry transfer which           other than that shown in Box 1 entitled
are not accepted are to be returned by          "Description of Initial Notes."
credit to an account maintained at DTC.

Name                                                             Name
---------------------------------------         ---------------------------------------
(Please Print)                                              (Please Print)
Address                                                         Address
=======================================         =======================================
(Include Zip Code)                                        (Include Zip Code)
---------------------------------------         ---------------------------------------
(Tax Identification or Social Security          (Tax Identification or Social Security
No.)                                                             No.)
Credit unaccepted Initial Notes
tendered by book entry transfer to the
DTC account set forth below:
---------------------------------------
(DTC Account Number)

                     INSTRUCTIONS TO LETTER OF TRANSMITTAL

                    FORMING PART OF THE TERMS AND CONDITIONS
                             OF THE EXCHANGE OFFER

     1. DELIVERY OF THE INITIAL NOTES AND THIS LETTER OF TRANSMITTAL. This Letter of Transmittal is to be completed by a Holder of Initial Notes if (i) certificates representing the Initial Notes are to be forwarded herewith or (ii) delivery of Initial Notes is to be made by book-entry transfer to the account maintained by the Exchange Agent at DTC pursuant to the procedures set forth under the heading "The Exchange Offer--Book-Entry Transfer" in the Prospectus. Certificates for any physically tendered Initial Notes, or any Book-Entry Confirmation, as applicable, as well as a properly completed and duly executed copy of this Letter of Transmittal or facsimile hereof, and any other documents required by this Letter of Transmittal, must be received by the Exchange Agent at its address set forth on the cover of this Letter of Transmittal prior to 5:00 p.m., New York City time, on the Expiration Date. The method of delivery of this Letter of Transmittal and all other required documents to the Exchange Agent is at the election and risk of the Holder, and the delivery will be deemed made only when actually received by the Exchange Agent. If delivery is by mail, it is recommended that the Holder use properly insured, registered mail with return receipt requested. Instead of delivery by mail, it is recommended that the Holder use an overnight or hand delivery service. In all cases sufficient time should be allowed to assure timely delivery. NO LETTER OF TRANSMITTAL OR INITIAL NOTES SHOULD BE SENT TO THE COMPANY.

     2. GUARANTEED DELIVERY PROCEDURES. Holders who wish to tender their Initial Notes and (i) whose Initial Notes are not immediately available or (ii) who cannot deliver their Initial Notes, the Letter of Transmittal or any other documents required by the Letter of Transmittal to the Exchange Agent prior to the Expiration Date must tender their Initial Notes according to the guaranteed delivery procedures set forth below (if this Letter of Transmittal is being delivered). Pursuant to such procedures: (i) such tender must be made by or through a firm which is a member of a registered national securities exchange or of the National Association of Securities Dealers, Inc., or is a commercial bank or trust company having an office or correspondent in the United States, or is otherwise an "eligible guarantor institution" within the meaning of Rule 17Ad-15 under the Exchange Act (an "Eligible Institution"), and the Notice of Guaranteed Delivery must be signed by the Holder; (ii) prior to the Expiration Date, the Exchange Agent must have received from the Holder and the Eligible Institution a properly completed and duly executed Notice of Guaranteed Delivery (by facsimile transmission, mail or hand delivery) setting forth the name and address of the Holder of Initial Notes, the certificate number or numbers of the Initial Notes, and, in each case, the principal amount of the Initial Notes tendered, stating that the tender is being made thereby and guaranteeing that, within five New York Stock Exchange ("NYSE") trading days after the Expiration Date, either a properly completed and duly executed Letter of Transmittal (or a facsimile thereof), together with the certificate(s) representing the Initial Notes in proper form for transfer or a Book-Entry Confirmation, as the case may be, and any other documents required by the Letter of Transmittal, will be deposited by the Eligible Institution with the Exchange Agent; and (iii) such properly executed Letter of Transmittal (or facsimile thereof), as well as the certificate(s) representing all tendered Initial Notes in proper form for transfer and all other documents required by the Letter of Transmittal are received by the Exchange Agent within five NYSE trading days after the Expiration Date. Upon request to the Exchange Agent, a Notice of Guaranteed Delivery will be sent to Holders who wish to tender their Initial Notes according to the guaranteed delivery procedures set forth above.

     3. TENDER BY HOLDER. Only a Holder in whose name Initial Notes are registered on the books of the registrar (or the legal representative or attorney-in-fact of such registered Holder) may tender such Initial Notes in the Exchange Offer. Any beneficial owner of Initial Notes who is not the registered Holder should arrange with the registered Holder to execute and deliver this Letter of Transmittal on his or her behalf or must, prior to completing and executing this Letter of Transmittal and delivering the Initial Notes, either make appropriate arrangements to register ownership of the Initial Notes in such beneficial owner's name or obtain a properly completed bond power from the registered Holder.

     4. PARTIAL TENDERS. Tenders of Initial Notes will be accepted only in integral multiples of $1,000 principal amount. If less than the entire number of Initial Notes are tendered, the tendering Holder should fill in the number of Initial Notes tendered in the column labeled "Principal Amount of Initial Notes Tendered" of Box 1 above. The entire number of Initial Notes delivered to the Exchange Agent will be deemed to have been tendered unless otherwise indicated. If the entire number of all Initial Notes indicated in Box 1 above is not tendered, Initial Notes in a principal amount equal to Initial Notes not tendered as well as Exchange Notes exchanged for any Initial Notes tendered will be delivered to the address or account, as applicable, indicated in Box 1, unless a different address or account, as applicable, is provided in Box 3 of this Letter of Transmittal.

     5. SIGNATURES ON THE LETTER OF TRANSMITTAL; ENDORSEMENTS; GUARANTEE OF SIGNATURES. If this Letter of Transmittal (or facsimile hereof) is signed by the registered Holder(s) of the Initial Notes tendered hereby, the signature must correspond with the name(s) as written on the face of the Initial Notes without alteration, enlargement or any change whatsoever.

     If this Letter of Transmittal (or facsimile hereof) is signed by the registered Holder(s) of Initial Notes tendered and the certificate(s) for Exchange Notes issued in exchange therefor is to be issued (or any untendered principal amount of Initial Notes is to be reissued) to the registered Holder, said Holder need not and should not endorse any certificates representing the tendered Initial Notes, nor provide a separate bond power. In any other case, such Holder must either properly endorse certificates representing the Initial Notes tendered or transmit a properly completed separate bond power with this Letter of Transmittal, with the signatures on the endorsement or bond power guaranteed by an Eligible Institution.

     If this Letter of Transmittal (or facsimile hereof) is signed by a person other than the registered Holder(s) of any Initial Notes listed, this Letter of Transmittal must be accompanied by appropriate bond powers signed as the name of the registered Holder(s) appear(s) on the face of the Initial Notes without alteration, enlargement or any change whatsoever.

     If this Letter of Transmittal (or facsimile hereof) or any certificates representing the Initial Notes or bond power are signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, such person should so indicate when signing, and, unless waived by the Company, evidence satisfactory to the Company of their authority so to act must be submitted with this Letter of Transmittal.

     Signatures on bond powers required by this Instruction 5 must be guaranteed by an Eligible Institution. Except as otherwise provided below, all signatures on this Letter of Transmittal must be guaranteed by an Eligible Institution that is a member of a recognized signature guarantee medallion program (an "Eligible Program"). Signatures on this Letter of Transmittal need not be guaranteed if
(a) this Letter of Transmittal is signed by the registered Holder(s) of the Initial Notes tendered herewith and such Holder(s) has not completed the box set forth herein entitled "Special Issuance Instructions" or the box entitled "Special Delivery Instructions" or (ii) if such Initial Notes are tendered for the account of an Eligible Institution. IN ALL OTHER CASES, ALL SIGNATURES MUST BE GUARANTEED BY AN ELIGIBLE INSTITUTION.

     6. SPECIAL ISSUANCE AND DELIVERY INSTRUCTIONS. Tendering Holders of Initial Notes should indicate, in the applicable box or boxes, the name and address to which Exchange Notes and/or substitute Initial Notes for principal amounts not tendered or not accepted for exchange are to be issued or sent, if different from the name and address of the person signing this Letter of Transmittal. In the case of issuance in a different name, the taxpayer identification or social security number of the person named must also be indicated.

     7. TRANSFER TAXES. The Company will pay all transfer taxes, if any, applicable to the sale and transfer of Initial Notes to it or its order pursuant to the Exchange Offer. If, however, a transfer tax is imposed for any reason other than the transfer and sale of Initial Notes to the Company or its order pursuant to the Exchange Offer, then the amount of any such transfer taxes (whether imposed on the registered Holder or on any other person) will be payable by the tendering Holder. If satisfactory evidence of payment of such taxes or exemption from taxes therefrom is not submitted with this Letter of Transmittal, the amount of transfer taxes will be billed directly to such tendering Holder.

     8. VALIDITY OF TENDERS. All questions as to the validity, form, eligibility (including time of receipt), and acceptance of tendered Initial Notes will be determined by the Company in its sole discretion, which determination will be final and binding. The Company reserves the right to reject any and all Initial Notes not validly tendered or any Initial Notes the Company's acceptance of which would, in the opinion of the Company or its counsel, be unlawful. The Company also reserves the right to waive any conditions of the Exchange Offer or defects or irregularities in tenders of Initial Notes as to any ineligibility of any Holder who seeks to tender Initial Notes in the Exchange Offer. The interpretation of the terms and conditions of the Exchange Offer (including this Letter of Transmittal and the instructions hereto) by the Company shall be final and binding on all parties. Unless waived, any defects or irregularities in connection with tenders of Initial Notes must be cured within such time as the Company shall determine. The Company will use reasonable efforts to give notification of defects or irregularities with respect to tenders of Initial Notes, but shall not incur any liability for failure to give such notification.

     9. WAIVER OF CONDITIONS. The Company reserves the absolute right to amend, waive, or modify specified conditions of the Exchange Offer as enumerated in the Prospectus in the case of any tendered Initial Notes.

     10. NO CONDITIONAL TENDER. No alternative, conditional, irregular, or contingent tender of Initial Notes or transmittal of this Letter of Transmittal will be accepted.

     11. MUTILATED, LOST, STOLEN OR DESTROYED INITIAL NOTES. Any tendering Holder whose Initial Notes have been mutilated, lost, stolen, or destroyed should contact the Exchange Agent at the address indicated on the cover of this Letter of Transmittal for further instruction.

     12. REQUESTS FOR ASSISTANCE OR ADDITIONAL COPIES. Questions and requests for assistance and requests for additional copies of the Prospectus may be directed to the Exchange Agent at the address on the cover of this Letter of Transmittal. Holders may also contact their broker, dealer, commercial bank, trust company, or other nominee for assistance concerning the Exchange Offer.

     13. WITHDRAWAL. Tenders may be withdrawn only pursuant to the limited withdrawal rights set forth in the Prospectus under the caption "The Exchange Offer--Withdrawal of Tenders."

     IMPORTANT: THIS LETTER OR A FACSIMILE HEREOF (TOGETHER WITH A BOOK-ENTRY CONFIRMATION AND ANY OTHER REQUIRED DOCUMENTS OR THE NOTICE OF GUARANTEED DELIVERY, AS APPLICABLE) MUST BE RECEIVED BY THE EXCHANGE AGENT PRIOR TO 5:00 P.M., NEW YORK CITY TIME, ON OR PRIOR TO THE EXPIRATION DATE.

                           IMPORTANT TAX INFORMATION

     Under current federal income tax law, a Holder whose tendered Initial Notes are accepted for exchange may be subject to backup withholding unless the Holder provides the Exchange Agent with either (i) such Holder's correct taxpayer identification number ("TIN") on Substitute Form W-9 attached hereto, certifying that the TIN provided on Substitute Form W-9 is correct (or that such Holder of Initial Notes is awaiting a TIN) and that (A) the Holder of Initial Notes has not been notified by the Internal Revenue Service that he or she is subject to backup withholding as a result of a failure to report interest or dividends or
(B) the Internal Revenue Service has notified the Holder of Initial Notes that he or she is no longer subject to backup withholding; or (ii) an adequate basis for exemption from backup withholding. If such Holder is an individual, the TIN is such Holder's social security number. If the Exchange Agent is not provided with the correct taxpayer identification number, the Holder may be subject to a $50 penalty imposed by the Internal Revenue Service. In addition, delivery to such Holder of the Exchange Notes may be subject to backup withholding.

     Certain Holders (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. Exempt Holders should indicate their exempt status on Substitute Form W-9. A foreign individual may qualify as an exempt recipient by submitting to the Exchange Agent a properly completed Internal Revenue Service Form W-8 (which the Exchange Agent will provide upon request) signed under penalty of perjury, attesting to the Holder's exempt status. See the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional instructions.

     If backup withholding applies, the Company is required to withhold 31% of any payment made to the Holder or other payee. Backup withholding is not an additional federal income tax. Rather, the federal income tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained from the Internal Revenue Service.

WHAT NUMBER TO GIVE THE EXCHANGE AGENT

     The Holder is required to give the Exchange Agent the social security number or employer identification number of the record owner of the Initial Notes. If the Initial Notes are in more than one name or are not in the name of the actual owner, consult the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional guidance on which number to report.

---------------------------------------------------------------------------------------------
PAYER'S NAME: THE FIRST NATIONAL BANK OF CHICAGO
---------------------------------------------------------------------------------------------
                                            Part 1 -- PLEASE PROVIDE YOUR TIN IN THE BOX
SUBSTITUTE                                  AT RIGHT AND CERTIFY BY SIGNING AND DATING
FORM W-9                                    BELOW
                                        -----------------------------------------------------

-----------------------------------------------------------------------------------------
                                                            TIN
                                                 Social Security Number or
                                               Employer Identification Number
                                        -----------------------------------------------------
 DEPARTMENT OF THE TREASURY
INTERNAL REVENUE SERVICE                    Name
                                            (Please Print)
 PAYOR'S REQUEST FOR TAXPAYER               --------------------------------------------------------
 IDENTIFICATION NUMBER (TIN)                Address
 AND CERTIFICATION                          --------------------------------------------------------
                                            City                    State                    Zip
                                            Code
--------------------------------------------------------------------------------------------------------

                                                    Part 2 --
                                                        Awaiting TIN  [ ]
                                                        Please see below.
--------------------------------------------------------------------------------------------------------

                                         Part 3 -- CERTIFICATION-UNDER PENALTIES OF PERJURY, I CERTIFY THAT:
                                         (1) the number shown on this form is my correct taxpayer identification number (or a TIN has not been issued to me but I have mailed or delivered an application to receive a
                                             TIN or intend to do so in the near future),
                                         (2) I am not subject to backup withholding either because I have not been notified by the
                                             Internal Revenue Service (the "IRS") that I am subject to backup withholding as a result of a failure to report all interest or dividends or the IRS has notified me that I am no longer subject to backup withholding, and
                                         (3) all other information provided on this form is true, correct and complete.
                                         Signature  Date __________________
--------------------------------------------------------------------------------------------------------

 Certificate Instructions -- You must cross out item (2) in Part 3 above if you have been notified by the IRS that you are currently subject to backup withholding because of underreporting interest or dividends on your tax return. However, if after being notified by the IRS that you were subject to backup withholding you received another notification from the IRS stating that you are no longer subject to backup withholding, do not cross out item (2) in
 Part 3 above.
--------------------------------------------------------------------------------
               YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU
                CHECKED THE BOX IN PART 2 OF SUBSTITUTE FORM W-9

             CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (a) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or (b) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number within sixty (60) days, 20% of all reportable payments made to me thereafter will be withheld until I provide a number.

------------------------------------------------------------    ---------------------------------------------
                         Signature                                                  Date

NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING
      OF 20% OF ANY PAYMENT MADE TO YOU PURSUANT TO THE EXCHANGE OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

            GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
                         NUMBER ON SUBSTITUTE FORM W-9

GUIDELINES FOR DETERMINING THE PROPER IDENTIFICATION NUMBER TO GIVE THE
PAYOR -- Social Security numbers have nine digits separated by two hyphens: i.e., 000-00-0000. Employer identification numbers have nine digits separated by one hyphen: i.e., 00-0000000. The table below will help determine the number to give the payor.

=============================================================
                                         GIVE THE
FOR THIS TYPE OF ACCOUNT:                SOCIAL SECURITY
                                         NUMBER OF --
=============================================================
 1. An individual's account              The individual
 2. Two or more individuals              The actual owner of
   (joint account)                       the account or, if
                                         combined funds, the
                                         first individual on
                                         the account1

 3. Custodian account of a minor         The minor2
   (Uniform Gift to Minors Act)

 4. a. The usual revocable savings       The grantor-trustee1
     trust account (grantor is
     also trustee)

   b. So-called trust account that       The actual owner1
     is not a legal or valid
     trust under State law

 5. Sole proprietorship account          The owner3


---------------------------------------------------------------------------------
                                         GIVE THE EMPLOYER
 FOR THIS TYPE OF ACCOUNT:               IDENTIFICATION
                                         NUMBER OF --
---------------------------------------------------------------------------------
  6. A valid trust, estate               The legal entity (Do
     or pension trust                    not furnish the
                                         identifying number of
                                         the personal
                                         representative or
                                         trustee unless the legal
                                         entity itself is not
                                         designated in the account
                                         title)4

  7. Corporate account                   The corporation

  8. Association, club,                  The organization
     religious, charitable,
     educational or other
     tax-exempt organization

  9. Partnership account                 The partnership

 10. A broker or registered              The broker or nominee
     nominee

 11. Account with the                    The public entity
     Department of Agriculture
     in the name of a public
     entity (such as a State or
     local government, school
     district or prison) that
     receives agricultural
     program payments

=============================================================

1  List first and circle the name of the person whose number you furnish.

2  Circle the minor's name and furnish the minor's social security number.

3  Show the name of the owner.

4  List first and circle the name of the valid trust, estate or pension trust.

Note: If no name is circled when there is more than one name, the number will be considered to be that of the first name listed.

            GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
                         NUMBER ON SUBSTITUTE FORM W-9

                                     PAGE 2

OBTAINING A NUMBER
If you don't have a taxpayer identification number or you don't know your number, obtain Form SS-5, Application for a Social Security Number Card, or Form SS-4, Application for Employer Identification Number, at the local office of the Social Security Administration or the Internal Revenue Service and apply for a number.
PAYEES EXEMPT FROM BACKUP WITHHOLDING
Payees specifically exempt from backup withholding on ALL payments include the following:
-   A corporation.
-   A financial institution.
- An organization exempt from tax under section 501(a), or an individual retirement plan, or a custodial account under 403(b)(7).
-   The United States or any agency or instrumentality thereof.
- A State, the District of Columbia, a possession of the United States, or any subdivision or instrumentality thereof.
- A foreign government, a political subdivision of a foreign government, or any agency or instrumentality thereof.
-   An international organization, or any agency or instrumentality thereof.
- A dealer in securities or commodities required to register in the U.S. or a possession of the U.S.
-   A real estate investment trust.
-   A common trust fund operated by a bank under section 584(a).
-   A trust exempt from tax under Section 644 or described in Section 4947.
- An entity registered at all times during the tax year under the Investment Company Act of 1940.
-   A foreign central bank of issue.
- Payments made to a middleman known in the investment community as a nominee or listed in the most recent publication of the American Society of Corporate Secretaries, Inc., Nominee List.
- A futures commission merchant registered with the Commodity Futures Trading Commission.
Payments of dividends and patronage dividends not generally subject to backup withholding include the following:
-   Payments to nonresident aliens subject to withholding under section 1441.
- Payments to partnerships not engaged in a trade or business in the U.S. and which have at least one nonresident partner.
- Payments of patronage dividends where the amount received is not paid in money.
-   Payments made by certain foreign organizations.
Payments of interest not generally subject to backup withholding include the following:
-   Payments of interest on obligations issued by individuals.
    Note: You may be subject to backup withholding if this interest is $600 or more and is paid in the course of the payer's trade or business and you have not provided your correct taxpayer identification number to the payer.
- Payments of tax-exempt interest (including exempt interest dividends under Section 852).
-   Payments described in Section 6049(b)(5) to nonresident aliens.
-   Payments of tax-free covenant bonds under Section 1451.
-   Payments made by certain foreign organizations.
-   Mortgage interest paid by you.
Exempt payees described above should file Form W-9 to avoid possible erroneous backup withholding. FILE THIS FORM WITH THE PAYER, FURNISH YOUR TAXPAYER IDENTIFICATION NUMBER, WRITE "EXEMPT" ON THE FACE OF THE FORM, AND RETURN IT TO THE PAYER. IF THE PAYMENTS ARE INTEREST, DIVIDENDS, OR PATRONAGE DIVIDENDS, ALSO SIGN AND DATE THE FORM.
Certain payments other than interest, dividends, and patronage dividends, that are not subject to information reporting are also not subject to backup withholding. For details, see Sections 6041, 6041A(a), 6042, 6044, 6045, 6049, 6050A, and 6050N, and the regulations thereunder.
PRIVACY ACT NOTICE. -- Section 6109 requires most recipients of dividend, interest or other payments to give taxpayer identification numbers to payers who must report the payments to the IRS. The IRS uses the numbers for identification purposes. Payers must be given the numbers whether or not recipients are required to file tax returns. Payers must generally withhold 20% of certain taxable payments to a payee who does not furnish a taxpayer identification number to a payer. Certain penalties may also apply.
PENALTIES
(1) PENALTY FOR FAILURE TO FURNISH TAXPAYER IDENTIFICATION NUMBER. -- If you fail to furnish your taxpayer identification number to a payer, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.
(2) FAILURE TO REPORT CERTAIN PAYMENTS. -- If you fail to include properly on your tax return certain items reported to the IRS such failure will be treated as being due to negligence and will be subject to a penalty of 5% on any portion of an under payment of tax attributable to that failure unless there is clear and convincing evidence to the contrary.
(3) CIVIL PENALTY FOR FALSE INFORMATION WITH RESPECT TO WITHHOLDING. -- If you make a false statement with no reasonable basis which results in no imposition of backup withholding, you are subject to a penalty of $500.
(4) CRIMINAL PENALTY FOR FALSIFYING INFORMATION. -- Willfully falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

FOR ADDITIONAL INFORMATION CONTACT YOUR TAX
CONSULTANT OR THE INTERNAL REVENUE SERVICE

                         NOTICE OF GUARANTEED DELIVERY
                                       OF
                          7.10% SENIOR NOTES DUE 2003
                                      AND
                          7.45% SENIOR NOTES DUE 2008

                             BECKMAN COULTER, INC.

                PURSUANT TO THE PROSPECTUS DATED APRIL   , 1998

THIS FORM, OR ONE SUBSTANTIALLY EQUIVALENT HERETO, MUST BE USED BY ANY HOLDER OF 7.10% SENIOR NOTES DUE 2003 (THE "INITIAL 2003 NOTES") AND ANY HOLDER OF 7.45% SENIOR NOTES DUE 2008 (THE "INITIAL 2008 NOTES" AND TOGETHER WITH THE INITIAL 2003 NOTES, THE "INITIAL NOTES") OF BECKMAN COULTER, INC., A DELAWARE CORPORATION (THE "COMPANY"), WHO WISHES TO TENDER HIS OR HER INITIAL NOTES PURSUANT TO THE COMPANY'S EXCHANGE OFFER, AS DEFINED IN THE PROSPECTUS (THE
"PROSPECTUS"), DATED APRIL      , 1998 AND (i) WHOSE CERTIFICATES REPRESENTING
INITIAL NOTES ARE NOT IMMEDIATELY AVAILABLE, (ii) WHO CANNOT DELIVER HIS OR HER CERTIFICATES OR ANY OTHER DOCUMENT REQUIRED BY THE LETTER OF TRANSMITTAL ON OR BEFORE 5:00 P.M., NEW YORK CITY TIME, ON THE EXPIRATION DATE (AS DEFINED IN THE PROSPECTUS) OR (iii) WHO CANNOT COMPLETE THE PROCEDURE FOR BOOK-ENTRY TRANSFER ON A TIMELY BASIS. SUCH FORM MAY BE DELIVERED BY FACSIMILE TRANSMISSION, MAIL OR HAND DELIVERY TO THE EXCHANGE AGENT, SEE "THE EXCHANGE OFFER--GUARANTEED DELIVERY PROCEDURES" IN THE PROSPECTUS.

           To: The First National Bank of Chicago, The Exchange Agent

     By Registered or Certified Mail:                   By Hand Delivery:
    The First National Bank of Chicago          The First National Bank of Chicago
          One North State Street                      One North State Street
                9th Floor                                   9th Floor
         Chicago, Illinois 60602                     Chicago, Illinois 60602
          By Overnight Delivery:                          By Facsimile:
                                                          (312) 407-4656
    The First National Bank of Chicago
          One North State Street                      Confirm by Telephone:
                9th Floor
         Chicago, Illinois 60602                          (312) 407-2068

     DELIVERY OF THIS NOTICE OF GUARANTEED DELIVERY TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION VIA A FACSIMILE NUMBER OTHER THAN TO ONE LISTED ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.

     THIS NOTICE OF GUARANTEED DELIVERY IS NOT TO BE USED TO GUARANTEE SIGNATURES. IF A SIGNATURE ON A LETTER OF TRANSMITTAL IS REQUIRED TO BE GUARANTEED BY AN ELIGIBLE INSTITUTION UNDER THE INSTRUCTIONS THERETO, SUCH SIGNATURE MUST APPEAR IN THE APPLICABLE SPACE PROVIDED IN THE SIGNATURE BOX ON THE LETTER OF TRANSMITTAL.

              PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

Ladies and Gentlemen:

     The undersigned hereby tenders to the Company, upon the terms and subject to the conditions of the Exchange Offer as set forth in the Prospectus and the related Letter of Transmittal, receipt of which is hereby acknowledged, the principal amount of Initial 2003 Notes and Initial 2008 Notes specified below pursuant to the guaranteed delivery procedures set forth under the caption "The Exchange Offer--Guaranteed Delivery Procedures" in the Prospectus. The undersigned hereby tenders the Initial Notes listed below:

-------------------------------------------------------------------------------------------------------------------
         INITIAL 2003 NOTES CERTIFICATE NUMBERS
                     (IF AVAILABLE)                                       PRINCIPAL AMOUNT TENDERED
-------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------
         INITIAL 2008 NOTES CERTIFICATE NUMBERS
                     (IF AVAILABLE)                                       PRINCIPAL AMOUNT TENDERED
-------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------

 If Initial Notes will be tendered by           SIGN HERE
 book-entry transfer:                           --------------------------------------------
                                                Signature(s)
 Name of Tendering Institution:                --------------------------------------------
--------------------------------------------    Name(s) (Please Print)
                                               --------------------------------------------
 Account No.                                   --------------------------------------------
 at The Depository Trust Company                Address
                                               --------------------------------------------
                                                Zip Code
                                               --------------------------------------------
                                                Area Code and Telephone No.
                                                Date:

---------------------------------------------------------------------------------------------

                                   GUARANTEE
                    (NOT TO BE USED FOR SIGNATURE GUARANTEE)

The undersigned, a firm that is a member of a registered national securities exchange or of the National Association of Securities Dealers, Inc., or is a commercial bank or trust company having an office or correspondent in the United States, or is otherwise an "eligible guarantor institution" within the meaning of Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), hereby (a) represents that the above named person(s) "own(s)" the Initial Notes tendered hereby within the meaning of Rule 14e-4 under the Exchange Act, (b) represents that such tender of Initial Notes complies with Rule 14e-4 under the Exchange Act and (c) guarantees that delivery to the Exchange Agent of the certificate(s) representing the Initial Notes in proper form for transfer or a Book-Entry Confirmation, pursuant to the procedures for book-entry transfer set forth in the Prospectus, and delivery of a properly completed and duly executed Letter of Transmittal (or manually signed facsimile thereof) with any required signatures and any other documents required by the Letter of Transmittal, will be received by the Exchange Agent by 5:00 p.m., New York City time, on the third New York Stock Exchange trading day after the Expiration Date.

                                            SIGN HERE

                                            ------------------------------------
                                            Name of Firm

                                            ------------------------------------
                                            Authorized Signature

                                            ------------------------------------
                                            Name (please print)

                                            ------------------------------------
                                            Title

                                            ------------------------------------
                                            Address

                                            ------------------------------------
                                            Zip Code

                                            ------------------------------------
                                            Area Code and Telephone No.

                                            Date:

DO NOT SEND INITIAL NOTES WITH THIS FORM. ACTUAL SURRENDER OF INITIAL NOTES MUST BE MADE PURSUANT TO, AND BE ACCOMPANIED BY, A COPY OF THE PREVIOUSLY EXECUTED LETTER OF TRANSMITTAL.

                                  INSTRUCTIONS

     1. DELIVERY OF THIS NOTICE OF GUARANTEED DELIVERY. A properly completed and duly executed copy of this Notice of Guaranteed Delivery and any other documents required by this Notice of Guaranteed Delivery must be received by the Exchange Agent at its address set forth on the cover hereof prior to the Expiration Date. The method of delivery of this Notice of Guaranteed Delivery and all other required documents to the Exchange Agent is at the election and risk of the Holder, and the delivery will be deemed made only when actually received by the Exchange Agent. If delivery is by mail, it is recommended that the Holder use properly insured, registered mail with return receipt requested. Instead of delivery by mail, it is recommended that the Holder use an overnight or hand delivery service. In all cases sufficient time should be allowed to assure timely delivery. For a full description of the guaranteed delivery procedures, see the Prospectus under the caption "The Exchange Offer--Guaranteed Delivery Procedures." NO NOTICE OF GUARANTEED DELIVERY SHOULD BE SENT TO THE COMPANY.

     2. SIGNATURE ON THIS NOTICE OF GUARANTEED DELIVERY; GUARANTEE OF SIGNATURES. If this Notice of Guaranteed Delivery is signed by the registered Holder(s) of the Initial Notes referred to herein, the signature must correspond with the name(s) as written on the face of the Initial Notes without alteration, enlargement or any change whatsoever.

     If this Notice of Guaranteed Delivery is signed by a person other than the registered Holder(s) of any Initial Notes listed, this Notice of Guaranteed Delivery must be accompanied by appropriate bond powers signed as the name of the registered Holder(s) appear(s) on the face of the Initial Notes without alteration, enlargement or any change whatsoever.

     If this Notice of Guaranteed Delivery is signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, such person should so indicate when signing, and, unless waived by the Company, evidence satisfactory to the Company of their authority so to act must be submitted with this Notice of Guaranteed Delivery.

     3. REQUESTS FOR ASSISTANCE OR ADDITIONAL COPIES. Questions and requests for assistance and requests for additional copies of the Prospectus may be directed to the Exchange Agent at the address specified in the Prospectus. Holders also may contact their broker, dealer, commercial bank, trust company, or other nominee for assistance concerning the Exchange Offer.

                               OFFER TO EXCHANGE
                          7.10% SENIOR NOTES DUE 2003
                FOR ALL OUTSTANDING 7.10% SENIOR NOTES DUE 2003
                                      AND
                          7.45% SENIOR NOTES DUE 2008
                FOR ALL OUTSTANDING 7.45% SENIOR NOTES DUE 2008
                                       OF

                             BECKMAN COULTER, INC.

To Securities Dealers, Commercial Banks,
  Trust Companies and Other Nominees:

     We are enclosing herewith the materials listed below relating to the offer (the "Exchange Offer") by Beckman Coulter, Inc. (the "Company") to exchange (i) its outstanding 7.10% Senior Notes due 2003 (the "Initial 2003 Notes"), of which an aggregate of $160,000,000 in principal amount is outstanding, for an equal principal amount of newly issued 7.10% Senior Notes due 2003 (the "Exchange 2003 Notes"), and (ii) its outstanding 7.45% Senior Notes due 2008 (the "Initial 2008 Notes" and together with the Initial 2003 Notes, the "Initial Notes"), of which an aggregate of $240,000,000 in principal amount is outstanding, for an equal principal amount of newly issued 7.45% Senior Notes due 2008 (the "Exchange 2008 Notes" and together with the Exchange 2003 Notes, the "Exchange Notes"), which Exchange Notes have been registered under the Securities Act of 1933, as amended, upon the terms and subject to the conditions set forth in the
Prospectus, dated April   , 1998 (the "Prospectus"), and the related Letter of
Transmittal (the "Letter of Transmittal"). Capitalized terms used but not defined herein have the meanings ascribed to them in the Prospectus.

     Enclosed herewith are copies of the following documents:

     1.    The Prospectus;

     2.    Letter of Transmittal;

     3.    Notice of Guaranteed Delivery;

     4. Letter which may be sent to your clients for whose account you hold Initial Notes registered in your name or in the name of your nominee, with space provided for obtaining such client's instruction with regard to the Exchange Offer;

     5. Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9.

     WE URGE YOU TO CONTACT YOUR CLIENTS PROMPTLY. PLEASE NOTE THAT THE EXCHANGE
OFFER WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON           , 1998, UNLESS
EXTENDED (THE "EXPIRATION DATE").

     To tender Initial Notes, certificates for Initial Notes or a Book-Entry Confirmation, a duly executed and properly completed Letter of Transmittal or a facsimile thereof and any other required documents must be received by the Exchange Agent as provided in the Prospectus and the Letter of Transmittal.

     The Company will not pay any fee or commission to any broker or dealer or to any other persons (other than the Exchange Agent) in connection with the solicitation of tenders of Initial Notes pursuant to the Exchange Offer. The Company will pay or cause to be paid any transfer taxes payable on the transfer of Initial Notes to it, except as otherwise provided in Instruction 7 of the enclosed Letter of Transmittal.

     Additional copies of the enclosed material may be obtained from The First National Bank of Chicago, One North State Street, 9th Floor, Chicago, Illinois 60602, (312) 407-2068.

     NOTHING CONTAINED HEREIN OR IN THE ENCLOSED DOCUMENTS SHALL CONSTITUTE YOU AS THE AGENT OF THE COMPANY OR THE EXCHANGE AGENT OR AUTHORIZE YOU TO USE ANY DOCUMENT OR MAKE ANY STATEMENT ON THEIR BEHALF IN CONNECTION WITH THE EXCHANGE OFFER OTHER THAN THE DOCUMENTS ENCLOSED HEREWITH AND THE STATEMENTS CONTAINED THEREIN.

                               OFFER TO EXCHANGE
                          7.10% SENIOR NOTES DUE 2003
                FOR ALL OUTSTANDING 7.10% SENIOR NOTES DUE 2003
                                      AND
                          7.45% SENIOR NOTES DUE 2008
                FOR ALL OUTSTANDING 7.45% SENIOR NOTES DUE 2008
                                       OF

                             BECKMAN COULTER, INC.

To Our Clients:

     We are enclosing herewith a Prospectus, dated April   , 1998 (the
"Prospectus") and a related Letter of Transmittal (the "Letter of Transmittal") relating to the offer (the "Exchange Offer") by Beckman Coulter, Inc. (the "Company") to exchange (i) its outstanding 7.10% Senior Notes due 2003 (the "Initial 2003 Notes"), of which an aggregate of $160,000,000 in principal amount is outstanding, for an equal principal amount of newly issued 7.10% Senior Notes due 2003 (the "Exchange 2003 Notes"), and (ii) its outstanding 7.45% Senior Notes due 2008 (the "Initial 2008 Notes" and together with the Initial 2003 Notes, the "Initial Notes"), of which an aggregate of $240,000,000 in principal amount is outstanding, for an equal principal amount of newly issued 7.45% Senior Notes due 2008 (the "Exchange 2008 Notes" and together with the Exchange 2003 Notes, the "Exchange Notes"), which Exchange Notes have been registered under the Securities Act of 1933, as amended, upon the terms and subject to the conditions set forth in the Prospectus and the Letter of Transmittal. Capitalized terms used but not defined herein have the meanings ascribed to them in the Prospectus.

     These materials are being forwarded to you as the beneficial owner of Initial Notes carried by us for your account or benefit but not registered in your name. A tender of any Initial Notes may be made only by us as the registered Holder and pursuant to your instructions. Therefore, the Company urges beneficial owners of Initial Notes registered in the name of a broker, dealer, commercial bank, trust company or other nominee to contact such registered Holder promptly if they wish to tender Initial Notes in the Exchange Offer.

     Accordingly, we request instructions as to whether you wish us to tender any or all Initial Notes, pursuant to the terms and conditions set forth in the Prospectus and Letter of Transmittal. We urge you to read carefully the Prospectus and Letter of Transmittal before instructing us to tender your Initial Notes.

     YOUR INSTRUCTIONS TO US SHOULD BE FORWARDED AS PROMPTLY AS POSSIBLE IN ORDER TO PERMIT US TO TENDER INITIAL NOTES ON YOUR BEHALF IN ACCORDANCE WITH THE PROVISIONS OF THE EXCHANGE OFFER. THE EXCHANGE OFFER WILL EXPIRE AT 5:00 P.M.,
NEW YORK CITY TIME, ON          , 1998, UNLESS EXTENDED.

     If you wish to have us tender any or all of your Initial Notes held by us for your account or benefit, please so instruct us by completing, executing and returning to us the instruction form that appears below. The accompanying Letter of Transmittal is furnished to you for informational purposes only and may not be used by you to tender Initial Notes held by us and registered in our name for your account or benefit.

                                  INSTRUCTIONS

     The undersigned hereby acknowledges receipt of your letter and enclosed materials referred to therein relating to the Exchange Offer of Beckman Instruments, Inc.

     THIS WILL INSTRUCT YOU TO TENDER THE PRINCIPAL AMOUNT OF INITIAL NOTES INDICATED BELOW HELD BY YOU FOR THE ACCOUNT OR BENEFIT OF THE UNDERSIGNED, PURSUANT TO THE TERMS OF AND CONDITIONS SET FORTH IN THE PROSPECTUS AND THE LETTER OF TRANSMITTAL.

  [ ] Please TENDER my Initial Notes held by you for the account or benefit of the undersigned. I have identified on a signed schedule attached hereto the principal amount of Initial Notes to be tendered if I wish to tender less than all of my Initial Notes.

  [ ] Please DO NOT TENDER any Initial Notes held by you for the account of the undersigned.

Date:

                                   -----------------------------------------------------
                                                       Signature(s):

                                   -----------------------------------------------------

                                   -----------------------------------------------------
                                                  Name(s) (please print)

     Unless a specific contrary instruction is given in a signed Schedule attached hereto, your signature(s) hereon shall constitute an instruction to us to tender all of your Initial Notes.